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                                                                   EXHIBIT 10.16


                          STANDARD FORM OF OFFICE LEASE
                              [WOOLWORTH BUILDING]


AGREEMENT OF LEASE, made as of this day of July, 10 2002, between

                  233 BROADWAY OWNERS, LLC, a New York limited liability company, having an address c/o Cammeby's Management Company, LLC, 45 Broadway, Suite 2500, New York, New York 10006


party of the first part, hereinafter referred to as OWNER and/or Landlord, and HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation, having an address at 379 Thornall Street, Edison, NJ 08837 party of the second part, herein referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner, Suite 3510

         (Substantially as shown on the attached sketch)

in the building known as 233 Broadway, New York, New York (the "Building"), for the term of five (5) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the Commencement Date and to end on the Expiration Date (as each is defined on Schedule "A"), both dates inclusive, at an annual rental rate as shown on Schedule "A" annexed hereto, and made a part hereof, (which Schedule "A" sets forth the Commencement Date, Expiration Date and the annual rental payable by Tenant to Landlord hereunder), which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first 1st monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves, their heirs, distributes, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:             1. Tenant shall pay the rent as above and as hereinafter
provided.

Occupancy:        2. Tenant shall use and occupy demised premises solely for sales and administrative offices in connection with Tenant's Financial Services Business, and for no other purpose.


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TENANT ALTERATIONS:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, which shall not be unreasonably withheld or delayed, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner which approval shall not be unreasonably withheld or delayed. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenants behalf, shall, upon installation become the property of the Owner and shall remain upon and be, surrendered with the demised premiss unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or prevent Tenants removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the labor law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised. premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner


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with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to reasonably prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY LOSS, DAMAGE REIMBURSEMENT, INDEMNITY:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval, not to be unreasonably withheld. Subject to the provisions of this Lease relating to waivers of subrogation, and to Article 48 hereof, nothing contained in this Lease shall be deemed to relieve Landlord from such liability as may be imposed by law for the negligence of wilful misconduct of Landlord or its officers, employees or agents, provided, however, in no event shall Landlord have any liability for consequential damages or for special or indirect damages in the nature of consequential damages.


DESTRUCTION, FIRE AND OTHER CASUALTY:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. If Landlord does not complete the repairs required of Landlord under this Article 9 within six (6) months after the date of the subject damage, subject to an extension of such time period, not to exceed three (3) months, on a day-by-day basis for each day that Landlord is


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not able to so complete the subject repairs due to reasons beyond the reasonable control of Landlord (e.g., force majeure, strikes, etc.), then Tenant may terminate this Lease provided Tenant gives Landlord thirty (30) days prior written notice of Tenants exercise of said right on the part of Tenant to so terminate this Lease. Such written notice by Tenant must be given to Landlord within thirty (30) days after the end of the Landlords period provided above in the preceding sentence to complete the subject repair. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lien thereof.

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT, MORTGAGE, ETC.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject


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to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT: 17.

(1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen
(15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten
(10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten
(10) day period, and if Tenant shall not have diligently commenced curing such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. if the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223 -a of the New York Real Property Law. Anything to the contrary contained herein notwithstanding, if Landlord shall not have delivered vacant possession of the Premises to Tenant with substantial completion of the Landlord's Work by September 30, 2002, then, Tenant shall have the right to terminate this Lease upon ten (10) days' prior written notice to Landlord, which notice shall be given by October 15, 2002. If such termination notice is given, then unless vacant possession of the Premises with substantial completion of the Landlords Work is given to Tenant within ten
(10) days after the date of the giving of such notice, this Lease shall terminate upon the tenth (10th) day following such notice. If this Lease shall be so terminated, Landlord shall return to Tenant any monthly installment of rent paid by Tenant on execution together with the Security Deposit given to Landlord pursuant to Article 34 hereof and all obligations of the parties hereunder shall end with the same force and effect as if such early termination date were set forth herein as the Expiration Date.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO PERFORM:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS:

29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) nonexclusive (i) passenger elevator service (for passenger use only) to the demised premises 24 hours per day; and (ii) freight elevator service to the demised premises on a first come-first served basis on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and, at times prior to 8:00 a.m. or after 6:00 p.m. on business days or on days other than business days, on a reserved basis provided that Tenant shall pay to Landlord, as additional rent, Landlord's then established charges for the use of the freight elevator; (b) heat to the demised premises when and as required by law, on business days (i.e., Mondays through Fridays, Federal, State, City, Municipal and Building union holidays excepted) from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d ) cleaning service for the demised premises substantially in accordance with the cleaning specifications annexed thereto as Schedule "C" (from the date Tenant completes its initial alterations, if any, and takes occupancy for conduct of its business) on business days at Owner's expense provided the same are kept in order by Tenant (but excusing any portions of the demised premises used for the storage, preparation, service or consumption of food or beverages, reproduction, data processing, computer operations or private lavatories). If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purposes. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

CAPTIONS:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

31. The term "office", or "offices", whenever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "reentry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION-SHORING:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

34. Tenant has deposited with owner the sum of $20,768.86 as security for the faithful performance and observance by Tenant of the terms, provision and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE:

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.




SEE RIDER CONTAINING ARTICLES 37 THROUGH - 76 AND SCHEDULES A-C ANNEXED HERETO AND MADE A PART HEREOF

--------------------------------------------------------------------------------
In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:    233 BROADWAY OWNERS, LLC......................SEAL 7/10/02

...................    BY ............/S/ [SIG]......................(L.S.)

Witness for Tenant:   HANOVER CAPITAL MORTGAGE HOLDINGS INC.,.......SEAL

/s/ Justin Burchett   BY   /s/ John A. Burchett                     (L.S.)

37. LOWER MANHATTAN REAL PROPERTY TAX ABATEMENT

Landlord acknowledges that Tenant may request that Landlord join Tenant in executing the Commercial Revitalization Program Application (the "Application") for real estate tax abatement (the "Abatement") applicable to pre-1975 buildings in Lower Manhattan effective October 29, 1995. Landlord agrees to join Tenant in executing the Application subject to Tenant's agreement to, and compliance with, the terms of this Article. Tenant agrees to pay (i) all costs and expenses to make the Application, including but not limited to the filing fee, and (ii) all other fees regarding the Abatement covering this Lease. Tenant agrees that Tenant, and not Landlord, (i) shall pursue the Abatement in a reasonable manner and (ii) be responsible to comply with all requirements ancillary to the Abatement, and in this regard, Tenant, and not Landlord, is fully responsible to timely submit, and for the accuracy of, the Application, all documentation ancillary to the Application (e.g., lease abstract, statement of expenditures on improvements, statement of number of employees), and all documentation ancillary to the Abatement (e.g., statement that requirements have been met, annual Certificate of Continuing Use, notification of Tenant's vacating), and Tenant agrees to indemnify and hold Landlord and Landlord's agents harmless from cost, loss, damage and liability relating to the Abatement and the law covering the Abatement with respect to this Lease. Landlord's only obligation regarding the Abatement shall be to reasonably cooperate with Tenant at no cost or expense to Landlord, and Landlord shall not be required to join Tenant in executing the Application and all ancillary documentation if doing so would result in any cost, loss, damage or liability to Landlord or if Landlord has knowledge that the Application and all ancillary documentation are not accurately completed. Tenant acknowledges that (i) Landlord makes no representation that this Lease or the demised premises covered by this Lease is eligible for the Abatement, (ii) Landlord makes no representation that the Abatement covering this Lease, if any, will be obtained (or once obtained that the Abatement will continue in effect), and (iii) the effectiveness of this Lease and Tenant's obligation to pay all basic annual rent, additional rent and other charges (collectively, the "Rent") provided for under this Lease shall not be affected if the Abatement covering this Lease is not obtained (or once obtained the Abatement does not continue in effect). The Rent set forth in this Lease does not reflect the Abatement, and if the Abatement covering this Lease is granted and is in effect then the amount Landlord charges Tenant for Rent shall accurately reflect said Abatement. However, if and to the extent Landlord is not required to pay real estate taxes for any reason other than the Abatement, Landlord shall charge Tenant for Rent without reflecting the Abatement. Landlord and Tenant acknowledge that an expenditure of not less than $5.00 per square foot of the demised premises (the "Expenditure Minimum") must be timely made to the demised premises and/or the common areas of the Building by Landlord and/or Tenant in order to qualify for the Abatement; Landlord's acknowledgment set forth above in this sentence does not require Landlord to (i) make any expenditure that Landlord has not otherwise agreed to make or (ii) consent to any improvements to be made by Tenant to which Landlord is not otherwise required to consent, and Landlord makes no representation that the Expenditure Minimum will be timely reached for this Lease. The calculation of
(i) the amount of the Abatement covering this Lease, (ii) the Expenditure Minimum, and (iii) the square footage of the demised premises for purposes of completing the Application and calculating the Abatement covering this Lease only shall be calculated by applying (i) the Department of Finance number for the square footage of the Building and (ii) Tenant's Proportionate Share set forth in the Article of this Lease covering Real Estate Tax Escalation; Landlord and Tenant agree that the above-mentioned calculations and square footages shall have no application except with regard to the Abatement. Landlord and Tenant acknowledge that the Abatement covering this Lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year (unless delinquent amounts are paid as provided for in the law covering the Abatement). Tenant agrees that Tenant is only entitled to the benefits of the Abatement so long as Landlord's actual real estate tax payments are reduced to reflect the Abatement, and therefore there shall be no reduction in Tenant's payment of Rent in anticipation of the Abatement or for any reason other than the Abatement. The additional rent due and payable under the Article of this Lease regarding Real Estate Tax Escalation is independent of and shall not be affected by or reflect the Abatement.




                               [ ]         [x]
                               LANDLORD    TENANT

38. ELECTRICTY

        (a) Landlord agrees to supply Tenant with such electric current as Tenant shall reasonably require (consistent with the existing electrical capacity contained in the demised premises) for Tenant's wiring facilities and equipment within the demised premises as of the commencement of occupancy thereof by Tenant, and in consideration thereof Tenant agrees that the basic annual rent reserved in the within Lease shall be increased by the agreed upon sum of $4,050.00 per annum (the "Base Charge"), retroactive to the date of possession which Base Charge increase to basic annual rent shall in no event be subject to reduction but shall be subject to being increased as hereinafter provided. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason. Tenant shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in demised premises, at Tenant's expense, or shall pay Landlord's reasonable charges therefor on demand. Anything to the contrary contained in this Lease notwithstanding, Tenant shall pay for the cost of electricity (or pay the cost of any other utility separately) consumed (including central air-conditioning) by any air conditioning equipment (including central air-conditioning) located in the demised premises as well as any other air conditioning equipment in conjunction with the operation of furnishing conditioned air to the demised premises irrespective of whether any such equipment is located in the demised premises or in any other portion of the Building. The term "equipment" as used herein shall be deemed to include, without limitation, all components and auxiliary equipment used in connection with air conditioning equipment servicing the demised premises including Tenant's pro rata share of the cost of the electricity (or other utility) for the operation of the cooling tower(s) used in connection therewith if the air conditioning equipment is water cooled. Landlord shall have the right from time to time at Landlord's cost to replace lighting fixtures in the demised Premises with substitute lighting fixtures reasonably equivalent in aggregate light level.

        (b) After Tenant shall have entered into possession of the demised premises, or any portion thereof, Landlord, at any time and from time to time during the term of this Lease, shall have the right to have surveys made by Landlord's electrical consultant of the electrical consumption within the demised premises and the determination of said electrical consultant shall determine whether the Base Charge for electricity (as same may have been increased by previous surveys and determinations made by Landlord's electrical consultant) is less than the then electrical consumption charge determined by Landlord's electrical consultant to be properly payable by Tenant as a result of the then current survey determination made by said electrical consultant and if the Base Charge shall be less than such electrical consumption charge so determined by Landlord's consultant to be applicable to Tenant's consumption of electricity then, effective as of the date of occupancy in the case of the first survey and effective as of the date of the making of the second and subsequent surveys the Base Charge increase to basic annual rent (as same may have been previously increased pursuant to the provisions hereof) shall be further increased by an amount equal to the difference between: (i) the Base Charge increase (plus any previous increases to the Base Charge increase in accordance with the provisions hereof); and (ii) the then electrical consumption charge determined to be applicable by Landlord's consultant.

        Surveys made by landlord's electrical consultant shall be based upon the use of such electric current between the hours of 8 A.M. to 6 P.M. on Monday through Fridays, and 8 A.M. to 1 P.M. on Saturdays and such other days and hours when Tenant uses electricity for lighting and for the operation of the machinery, appliances and equipment used by Tenant in the demised premises. In addition, if cleaning services are provided by Landlord, such survey shall include Landlord's normal cleaning hours of up to five hours per day for lighting within the demised premises and for electrical equipment normally used in such cleaning.

        The cost of the first survey made by Landlord's electrical consultant shall be borne by Landlord. With respect to subsequent surveys, if Landlord's consultant shall determine that there has been an increase in Tenant's use of electrical current then, in addition to the other requirements and obligations imposed on Tenant in this article, Tenant shall pay the fees of the electrical consultant making such survey. The findings of such electrical consultant shall be binding and conclusive on Landlord and Tenant.

        (c) Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert possible adverse effects upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, machinery, appliances or equipment to the Building electric distribution system or make any alteration or addition to Tenant's machinery, appliances or equipment, or the electric system of the demised premises existing on the commencement date of the term hereof. Should Landlord grant such consent, all additional risers or other equipment required therefore shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the basic annual rent by an amount which will reflect the value of the additional service to be furnished by Landlord, that is, the potential additional electrical current to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree thereon, such amount shall be determined by an electrical engineer or consultant to be selected by Landlord and paid by Tenant. When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of basic annual rent stated in this Lease effective from the date such additional services is made available to Tenant; but such increase shall be effective from such date even if such supplementary agreement is not executed.

        (d) If the public utility rate schedule for the supply of electric current to the Building or the utility company fuel adjustment charge or demand charge shall be increased at any time after the date hereof, or if there shall be a change in taxes or if additional taxes shall be imposed upon the sale or furnishing of such electric current, or if there shall be a change in the space constituting the demised premises, or if Tenant's failure to maintain its machinery and equipment in good order and repair causes greater consumption of electrical current, or if Tenant uses electricity on days or hours other than those specified in subparagraph (b) hereof, or if Tenant adds any machinery, appliances or equipment, the basic annual rent herein reserved shall be equitably adjusted to reflect any or all of the foregoing as may be applicable. If Landlord and Tenant cannot agree thereon, the amounts of such adjustment(s) shall be determined, based on standard practices, by any electrical engineer or consultant, to be selected by Landlord and paid by Tenant and the findings of said electrical engineer or consultant shall be binding and conclusive upon the parties. When the amounts of such adjustment are so determined, the parties shall execute an agreement supplementary hereto to reflect such adjustment in the amount of the basic annual rent stated in the Lease effective from the date of the increase of such usage as determined by such electrical engineer, or consultant, or as the case may be, from the effective date of such increase in the public utility rate schedule; but such adjustments shall be effective from such date whether or not such a supplementary agreement is executed.

        (e) Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty
(30) days' notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric energy to Tenant and the basic annual rent payable under this Lease shall be reduced by the amount of any previous increases thereto on account of electricity supplied pursuant to the provisions of this Article. Landlord, upon the expiration of the aforesaid notice to Tenant, may discontinue furnishing the electric current; but, if, for any reason, the supply of electric current by Landlord to the Tenant shall thereafter continue for any period of time, this shall be without waiver of the right of Landlord thereafter to terminate the same without further notice, and the Tenant shall continue to pay the basic annual rent as increased pursuant to this Article as herein provided until such time as the supply of current shall in fact be discontinued. If Landlord so discontinues furnishing electricity energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Tenant will at its sole cost and expense, without diminishing Landlord's existing or potential electric capacity and in compliance with all laws and all applicable provisions of this Lease including but not limited to Articles 3 and 6 hereof and having first obtained Landlord's prior written consent, furnish and install all risers, service wiring, switches, meter equipment and meters that may be necessary for such installation.

        In addition and notwithstanding anything to the contrary contained in this article, Landlord at anytime during the term of this Lease on not less than thirty (30) days' prior written notice to Tenant may require Tenant to purchase electricity from Landlord or from a meter company designated by Landlord upon the terms of such submetering clause that may then be currently used by Landlord in the Building of which the demised premises form a part. If Landlord shall elect to have Tenant purchase electricity directly from Landlord or Landlord's designated meter company as aforesaid, then Landlord at Tenant's sole cost and expense (but with Tenant's reasonable cooperation) shall perform all wiring as may be necessary to have Tenant's electrical consumption measured by submeters provided by Landlord at Tenant's sole cost and expense.

        (f) If any tax is imposed upon Landlord with respect to electrical energy furnished as a service to Tenant by any federal, state, municipal or other authority, Tenant covenants and agrees that where permitted by law or applicable regulations, Tenant's pro rata share of such taxes, shall be reimbursed by Tenant to Landlord within ten (10) days after being billed therefore.

                                PLEASE INITIAL

                               [ ]        [x]
                               LANDLORD   TENANT

39. REAL ESTATE TAX ESCALATION

        In addition to basic annual rent, Tenant agrees to pay Landlord as additional rent sums computed in accordance with this Article.

        "Taxes" shall mean any real estate tax, assessment, governmental levy, school or county tax or any other governmental or quasi-governmental charge, general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature whatsoever, which is or may be assessed or imposed upon the Building in which the demised premises are located, the land underlying the Building, and the sidewalks, plazas, vaults, streets and alleys in front of or adjacent to the Building, including without limitation any tax, excise or fee measured by or payable with respect to any rent or mortgage levied against Landlord and/or said land and/or Building and/or against the holder of any mortgage affecting said land or Building under the laws of the United States, the State of New York, the City of New York, or any political subdivision thereof, as a substitute for or in addition to taxes presently or hereafter imposed on said land and/or Building or resulting from or due to any change in the method of taxation, provided that any such substitute or additional tax on rent shall be considered as if rent were the only income of Landlord, but excluding any income, franchise, corporate, estate, inheritance, succession, capital stock or transfer tax levied on Landlord.

        "Basic Tax" shall mean Taxes for fiscal year July 1, 2002 to June 30, 2003. "Tenant's Proportionate Share" shall be deemed to be .15%.

        "Tax Year" shall mean every twelve month consecutive period commencing each first day of the real estate tax fiscal year (presently July 1st) during the term of this Lease.

        If Taxes for any Tax Year shall be greater than Basic Tax, then Tenant shall pay Landlord as additional rent an amount (the "Real Estate Tax Escalation") equal to Tenant's Proportionate Share of the amount by which Taxes for the subject Tax Year are greater than Basic Tax. Real Estate Tax Escalation shall be payable by Tenant to Landlord in installments in the same manner that Taxes are payable by Landlord pursuant to law, or at Landlord's option in advance by monthly installments due on the first day of each calendar month, commencing July 1, 2003.

        If Basic Tax shall subsequently be adjusted, corrected or reduced, whether as the result of protest of an existing or a tentative assessment, by agreement, as the result of legal proceedings, or otherwise, Basic Tax for the purpose of computing Real Estate Tax Escalation shall be Basic Tax as so adjusted, corrected or reduced. Until Basic Tax is so adjusted, corrected or reduced, if ever, Tenant shall pay Real Estate Tax Escalation based upon the unadjusted, uncorrected or unreduced Basic Tax, and upon such adjustment, correction or reduction occurring any Real Estate Tax Escalation paid by Tenant prior to such occurrence shall be recomputed and Tenant shall pay Landlord any additional Real Estate Tax Escalation found due by such recomputation within ten
(10) days of Landlord's billing Tenant therefore (which bill shall set forth the pertinent data comprising such recomputation).

        If Taxes for any Tax Year shall be adjusted as the result of protest of any assessment, by means of agreement or as the result of legal proceedings, Real Estate Tax Escalation for said Tax Year shall be determined on the basis of said adjusted Taxes. If Tenant shall have paid the subject Real Estate Tax Escalation prior to said adjustment, upon Tenant's written request Landlord shall credit Tenant against future Real Estate Tax Escalation any excess in Tenant's payment resulting from the subject recomputation of Real Estate Tax Escaltion less Tenant's Proportionate Share of any cost, expense or fees (including experts' and attorneys' fees and disbursements) incurred by Landlord in obtaining said adjustment to Taxes. If an adjustment to Taxes occurs but no corresponding Real Estate Tax Escalation has been paid, Tenant shall pay as additional rent Tenant's Proportionate Share of any cost, expenses or fees (including experts' and attorneys' fees and disbursements) incurred by Landlord in obtaining said adjustment to Taxes within ten (10) days of Landlord's billing Tenant herefor.

        Except for adjustments, corrections or reductions to Basic Tax or Taxes for any Tax Year as specifically provided for above in this Article, the bill furnished to Tenant for Real Estate Tax Escalation shall constitute a final determination between Landlord and Tenant as to Real Estate Tax Escalation for the period represented thereby unless Tenant, within twenty (20) days after delivery of said bill by Landlord to Tenant time being deemed of the essence, gives Landlord written notice that Tenant disputes the accuracy of said bill which Tenant's notice must specify the particular respects in which the bill is claimed by Tenant to be incorrect and set forth any and all relevant additional information Tenant may reasonably request of Landlord. Tenant's right set forth in the immediately preceding sentence to give Landlord notice of Tenant's dispute with the accuracy of the above-described bill or to reasonably request relevant additional information is subject to and contingent upon Tenant's (i) timely paying in full Landlord's bill in question, (ii) paying all Landlord's reasonable expense incurred in connection with Tenant's dispute and/or request for information including without limitation out-of-pocket expenses, and wages and benefits of Landlord's and Landlord's agent's employees for said employees' hours of work directly relating to Tenant's dispute and/or request for information, and (iii) being represented in connection with Tenant's dispute only by Tenant's principals, officers and employees, and outside parties, if any, compensated only by hourly fee or flat rate and not by a percentage of Tenant's related recovery. Tenant acknowledges that Landlord's books and records are confidential and are not available for examination. Tenant shall pay Real Estate Tax Escalation as computed by Landlord pending resolution of any related dispute, subject to adjustment upon resolution.

        Amounts due hereunder shall be equitably prorated to reflect any period of less than a full Tax Year at the commencement or end of the term of this Lease or any change in the area of the demised premises. If the fiscal tax year or the method of tax payments shall hereafter be changed, appropriate adjustment to the provisions of this Article shall be made accordingly to reflect any such change; it being the intention of Landlord and Tenant that sufficient factors shall always exist to determine Real Estate Tax Escalation. Tenant shall pay Landlord as additional rent upon demand any occupancy tax, rent tax and any other tax of similar nature or intent now or hereafter in effect if the taxing authority shall enact a law making same payable by Landlord. No computation under this Article shall result in a reduction to the basic annual rent in effect at the time of the subject computation. Tenant's liability under this Article shall survive the termination of this Lease.



                                PLEASE INITIAL

                               [ ]        [x]
                               LANDLORD   TENANT

                                                                           11/93

40. LANDLORD'S WORK:


         Landlord shall, if required hereunder, alter the demised premises for the Tenant in accordance with and subject to the terms of Landlord's Work Criteria annexed hereto as Schedule B. All such work shall be deemed to have been substantially completed, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, decoration, and other work remain to be completed. In all other respects, Tenant accepts the demised premises in "as is" condition and Tenant acknowledges that Landlord makes no representation as to the condition thereof, except as herein expressly set forth. The taking of occupancy of the whole or any part of the demised premises by Tenant shall be (A) conclusive evidence, as against Tenant, that Tenant accepts possession of the same and that the demised premises so occupied and the Building equipment, if any, servicing the demised premises, were in good and satisfactory condition at the time such occupancy was so taken, and (B) deemed to be a representation by Tenant that the demised premises are in the condition agreed to by Landlord and Tenant for commencement of the term hereof. Thereafter, Landlord shall have no obligation to do any further work in order to make the demised premises suitable and ready for occupancy and use by Tenant, excepting any minor punch list items. Any work to be performed by Tenant shall be subject to compliance with the terms and conditions of this lease. Promptly following the substantial completion of the such work by Landlord, the parties shall within fifteen (15) days thereafter, at Landlord's request, execute a writing acknowledging the Commencement Date (the "Commencement Date Agreement)". Notwithstanding anything to the contrary contained herein, the term of the lease shall commence on the Commencement Date as defined herein, and any failure of the parties to execute such Commencement Date Agreement shall not affect the validity of the Commencement Date as fixed and determined by Landlord as aforesaid.

                                                     Please Initial

                                                     Landlord      Tenant  x
                                                              ---         ---

41. ASSIGNMENT, SUBLETTING, MORTGAGING

    (a) Tenant will not by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the demised premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or subletting nor shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

    (b) If Tenant shall desire to assign or to sublet all or any portion of the demised premises, Tenant shall give notice thereof to Landlord and in said notice shall set forth all pertinent business terms of the proposed assignment or subletting as well as the name and address of the proposed assignee or sublessee, information as to financial condition of such assignee or sublessee, the nature and character of the business and credit of such assignee or sublessee, and proposed use which the assignee or sublesse desires to make of the demised premises. Said notice shall bear the signature of the proposed sublessee or assignee attesting to its accuracy. Tenant shall in addition, at Landlord's reasonable request, furnish such other further information as Landlord may request concerning such proposed assignment or subletting. After receipt of such notice from Tenant, Landlord shall have the following options to be exercised within sixty (60) days from the later to occur of (1) the receipt of Tenant's notice, or (2) if Landlord shall request additional information from Tenant, the receipt of such additional information when furnished by Tenant:

        (i) In the event Tenant's notice is of Tenant's desire to make an assignment or a subletting of all or substantially all of the demised premises Landlord shall have the option to cancel and terminate this Lease as the date proposed by Tenant for such assignment or subletting, which options shall be exercised within the aforesaid sixty (60) day period and on which date the term of this Lease shall cease and expire with the same force and effect as if such date were originally provided herein as the expiration of the term hereof.

        (ii) In the event Tenant's notice is of Tenant's desire to make a subletting for less than all or substantially all of the demised premises, Landlord shall have the option, to be exercised within said sixty (60) day period, of canceling and terminating this Lease only as to such portion of the demised premises to take effect as of the proposed effective date thereof as stated in Tenant's notice. In the event Landlord exercises its option under this subparagraph (ii) the rent and all other charges payable hereunder shall be equitably adjusted and apportioned.

    (c) Landlord shall have the further option, to be exercised within thirty
(30) business days from submission of Tenant's request, to require Tenant to execute an assignment or sublease to Landlord or Landlord's designee on the same terms and conditions in Landlord's own name, or the name of Landlord's designee, with a right to sublease to others without Tenant's consent being required for such or any further sublettings. If Landlord shall not exercise its foregoing further option within the time set forth, its consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Landlord may withhold consent thereto if in the exercise of its reasonable judgment it determines that:

        (i) The financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

        (ii) The proposed use of the demised premises under the proposed assignment or sublease is not (a) appropriate for the Building and/or the floor(s) of the Building on which the demised premises are located or (b) in keeping with the character of the existing tenancies in the Building and/or the floor(s) of the Building on which the demised premises are located or
    (c) permitted under the terms of this Lease including but not limited to the use of the demised premises permitted under Article 2 of this Lease.

        (iii) The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Buildings services or facilities or in any way lessen the character of the Building.

        (iv) The Tenant proposes to assign or sublet to a party that at the time is a tenant or occupant of premises in the Building of which the demised premises are a part (or to a subsidiary or related entity of such a tenant or occupant) or to a party who has dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the preceding twelve (12) month period, or to one who at the time is a tenant or occupant of premises in any other building then managed by Landlord's managing agent, presently Cammeby's Management Company LLC.

        (v) Tenant proposes to assign or sublet all or a portion of the demised premises at a rental rate less than the rental rate Landlord is then asking for other space in the Building or less than the then market rental rate.

        In the event Landlord should withhold or delay its consent to any proposed assignment or sublease, the sole remedy of Tenant shall be to institute action for specific performance if Tenant believes that such withholding or delaying of consent was unreasonable and Tenant hereby expressly waives any claim for monetary damages by reason of such withholding or delaying of consent by Landlord.

        (d) Further, and as a condition of Landlord's consent to any assignment of subletting:

        1. Tenant at the time of requesting Landlord's consent shall not be in default in the payment of any rent, additional rent, or other sums or charges provided to be paid by Tenant hereunder and further that Tenant is not then in material default otherwise under this Lease;

        2. That each assignee of this Lease shall assume in writing all of the terms, covenants and conditions of this Lease on the part of Tenant hereunder to be performed and observed.

        3. That an original or duplicate original of the instrument of assignment and assumption or the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof; and

        4. than any instrument of sublease shall specifically state that each sublease is subject to all of the terms, covenants and conditions of this Lease.

        If Tenant shall duly comply with all of the foregoing then, as aforesaid, Landlord shall not unreasonably withhold or unduly delay its consent to such assignment or subletting, provided further, however, and on condition that at the time of requesting Landlord's consent Tenant shall pay to Landlord the sum of $1,000.00 as a processing fee for each assignment and/or subletting.

        (e) It is agreed that if Landlord shall not exercise any of its foregoing options and shall consent to such assignment or subletting, and Tenant shall thereupon assign this Lease or sublet all or any portion of the demised premises, then and in that event Tenant shall pay to Landlord, as additional rent, (i) in the event of an assignment, the amount of monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment less however all out of pocket costs actually incurred by Tenant in connection with the making of such assignment, including but not limited to any brokerage fees, advertising and alteration costs; and (ii) in the vent of a subletting, (x) the amount, if any, by which the fixed basic rent and additional rent payable by the sublessee to Tenant shall exceed the fixed basic rent plus additional rent allocable to that part of the demised premises affected by such sublessee pursuant to the provisions of this Lease, plus (y) the amounts, if any, payable by such sublessee to Tenant pursuant to any side agreement as consideration (partial or otherwise) for Tenant making such subletting. Such additional rent payments shall be made monthly within five (5) days after receipt of the same by Tenant or within five (5) days after Tenant is credited with the same by the assignee or sublessee. At the time of submitting the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or sublessee has agreed to pay any monies to Tenant in consideration of the making of the assignment or sublease other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

        (f) If this Lease shall be assigned, or if the demised premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Landlord as rent or as use and occupancy) to the rent herein reserved but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

        (g) Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, additional rent and adjustment of rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease and any renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force and effect.

        (h) Any sale, transfer or assignment of a majority of the issued and outstanding stock of a corporate tenant shall be deemed an assignment of this lease.

                                 PLEASE INITIAL

                                 [ ]        [x]
                                 LANDLORD   TENANT

42. INSURANCE

        Tenant, throughout the term of this Lease, shall maintain in full force and effect for the benefit of and naming Tenant as insured (i) commercial general liability insurance including products/completed operations coverage and blanket contractual liability coverage against claims for personal injury, bodily injury and death to persons, and damage to property, occurring in, on, or about the demised premises, naming Landlord, Landlord's principals and Landlord's agent as insureds, providing primary plus umbrella coverage with limits of not less than five million dollars ($5,000,000) per occurrence without deduction, (ii) customary "all-risks" property insurance covering the demised premises in an amount sufficient, as determined by Landlord from time to time, to cover the replacement costs for all Tenant's alterations, improvements, fixtures and personal property located in or on the demised premises, with a deductible amount not to exceed one thousand dollars ($1,000), (iii) statutory worker's compensation and employers liability insurance, and (iv) any other insurance Landlord reasonably requires with respect to risks relating to Tenant's use or manner of use of the Premises. Tenant shall provide Landlord with an endorsement from the insurance company providing the insurance indicating that Landlord and at Landlord's request, any mortgagee, ground lessor and managing agent(s) of Landlord have been named as additional insureds covered by such policies.


        Prior to Tenant's occupying the demised premises, Tenant shall deliver to Landlord, for each insurance policy (the "Insurance Policy") required under this Article, a certificate of insurance (the "Certificate of Insurance") setting forth the subject amount of coverage and other material terms of the Insurance Policy together with proof of payment of the subject premium. On a date of no later than thirty (30) days prior to the expiration date of each Insurance Policy, Tenant shall deliver to Landlord the Certificate of Insurance for the renewal of or substitute for the subject Insurance Policy together with proof of payment of the subject premium. Each Insurance Policy and renewal thereof or substitution therefor shall (i) contain a provision requiring the subject insurer (the "Insurance Carrier") to notify Landlord in writing by certified mail return receipt requested not less than thirty (30) days prior to the cancellation of the subject Insurance Policy (Tenant is responsible to have deleted from the subject Certificate of Insurance any disclaimer to Insurance Carrier's obligation to give Landlord prior written notice of cancellation of the Insurance Policy), and (ii) be issued by an Insurance Carrier licensed to do business in the State of New York having a Best's rating of at least A/VII.

        Each of Landlord and Tenant (i) waives the right to recover damages from the other party to this Lease regarding any damage to or loss of property, and
(ii) agrees that said party's subject Insurance Policy shall include a waiver by said party and the subject Insurance Carrier of said party's right to transfer to the subject Insurance Carrier said party's right to recover damages from the other party to this Lease regarding damage to or loss of property, provided (a) said waiver of subrogation is generally available in insurance policies covering property in New York City, and (b) if either Landlord or Tenant's subject Insurance Policy requires payment of an additional premium for said waiver of subrogation, the party to this Lease obtaining the benefit of said waiver of subrogation shall be obligated to pay said additional premium.

        Tenant shall indemnify and hold harmless (including attorneys' fees and disbursements) Landlord, Landlord's principals and Landlord's agent from and against any liability to, or claim by or on behalf, of any person, entity, governmental or quasi-governmental authority or any other party for injury, death, or damage arising from or relating to (i) Tenant or Tenant's agents, representatives, employees, invitees, licensees, contractors or customers use of the Premises, the common areas of the Building, or the plazas, sidewalks, curbs, or vaults adjacent to the Building and the land on which the Building is located, (ii) any work or thing done or omitted to be done by Tenant or Tenant's agents, representatives, employees, invitees, licensees, contractors or customers, or (iii) any default by Tenant under the terms and conditions of this Lease. In the event any action or proceeding shall be brought against Landlord, Landlord's principals and/or Landlord's agent in connection with any claim described in the immediately preceding sentence, Tenant shall defend such party in said action or proceeding, at Tenant's sole cost and expense, with legal counsel satisfactory to Landlord (Tenant's subject Insurance Carrier's legal counsel shall be deemed to be satisfactory).

43. ATTORNMENT

        At the option of Landlord or any successor landlord or any ground lessor or holder of any mortgage affecting the Building, Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting the Building, nor the institution of any suit, action, summary or other proceeding against Landlord or any successor landlord, or any foreclosure proceedings brought by the holder of any such mortgage to recover possession of the Building, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant under this Lease, and upon the request of any Landlord, successor landlord, ground lessor or the holder of such mortgage, Tenant covenants and agrees to attorn to the Landlord or to any successor to the Landlord's interest in the Building, or to such holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure. If in connection with obtaining financing for the Building, a bank, insurance company or other lending institution or individual requests reasonable modification to the terms of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent and agreement thereto, provided such modification does not materially adversely affect Tenant's leasehold interest under this Lease.

44. ADDITIONAL RENT

        All costs, charges and expenses which Tenant agrees or is obligated to pay or assumes under the terms of this Lease shall be deemed to be additional rent, and in the event of non-payment thereof Landlord shall have all of the rights and remedies with respect thereto as are provided for in this Lease in the case of non-payment of rent, in addition to all rights and remedies otherwise available to Landlord at law and in equity.

45. MERCHANDISE, REFUSE, ETC.

        Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common areas of the Building or in any other area of the Building other than the demised premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, rodents, insects and other pests (collectively, the "Pests"), and Tenant further covenants that no refuse and/or garbage shall be permitted to remain on the sidewalks adjacent to the Building. Tenant shall keep the demised premises free of Pests, and in this regard Tenant shall employ an exterminator first approved by Landlord to service the demised premises at least once per month, and more frequently as necessary.

46. AIR CONDITIONING, OTHER PERMITS

        Anything to the contrary contained in this Lease notwithstanding, Tenant agrees to pay the cost of any and all permits and fees required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning or other equipment now or hereafter located in the demised premises whether or not installed by Landlord of Tenant.

47. MECHANICS LIENS

        Anything to the contrary contained in this Lease notwithstanding, Tenant agrees that if any mechanic's lien shall be filed against the Building for work claimed to have been done for or materials claimed to have been furnished to the demised premises and/or Tenant, said mechanic's lien shall be discharged by Tenant, by payment or by bond, at Tenant's sole cost and expense, within ten
(10) days following the filing of said mechanic's lien. In the event any such mechanic's lien is not timely discharged as provided for in the immediately preceding sentence, Landlord, upon ten (10) days prior notice given to Tenant, shall have the right to elect to discharge same on behalf of and at the expense of Tenant and Tenant shall promptly reimburse Landlord, as additional rent, for all costs, disbursements, fees and expenses, including without limitation attorneys' fees and disbursements, incurred in connection with discharging said mechanic's lien.

48. LIMITATION OF LANDLORD LIABILITY

        Tenant shall look solely to the estate and property of Landlord or any successor-in-interest to Landlord, as applicable, in the Building and the land on which the Building is located for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process or determination) against the subject Landlord in the event of any default by Landlord under this Lease, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

49. LATE PAYMENTS

        If Tenant shall fail to pay any installment of basic annual rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than ten (10) days after such payment was first due, then interest at the maximum legal interest rate that then may be charged to parties of the same legal capacity as Tenant shall accrue from and after the date on which any such sum was first due and payable and such interest shall be deemed to accrue as additional rest hereunder and shall be paid to Landlord upon demand made from time to time, but in any event no later than the time of payment of the delinquent sum.





                                 PLEASE INITIAL                             9/97

                                 [ ]       [ ]
                                 LANDLORD  TENANT

50. TENANT'S WORK

        Tenant accepts the demised premises in its "as-is" condition in all respects as of the commencement of the term of this Lease. Anything to the contrary contained in this Lease notwithstanding, Tenant acknowledges and warrants that no representation has been or is made by Landlord that the demised premises may be used for the purposes set forth in Article 2 of this Lease or pursuant to the existing certificate of occupancy, if any, or any now or hereafter existing laws, rules, regulations, or zoning, and that Landlord shall not be required to comply with any now or hereafter existing certificate of occupancy or zoning requirements, or any laws, rules, or regulations regarding delivery of possession of the demised premises to Tenant or use of the demised premises by Tenant. Tenant, at Tenant's sole cost and expense, agrees to do all that is necessary, including but not limited to performing work, making alterations and furnishing and installing equipment, in a manner satisfactory to Landlord, to conform the existing certificate of occupancy, if any, or to obtain a new certificate of occupancy, if necessary, or to cause compliance with relevant law, rules and regulations, so that the demised premises may be legally used for the purposes set forth in Article 2 of this Lease and Tenant agrees not to use the demised premises at any time for any purpose (whether set forth in Article 2 or otherwise) which does not comply with the certificate of occupancy for the Building or relevant laws, rules, regulations or zoning. Anything to the contrary contained in the immediately preceding sentence notwithstanding, Landlord, at Landlord's election, may perform on Tenant's behalf any or all of Tenant's obligations set forth in the immediately preceding sentence, at Tenant's sole cost and expense, which expense shall be promptly paid by Tenant to Landlord when billed as additional rent under this Lease.

        All instances of Tenant's performing work, cleaning and maintenance, making alterations and repairs, furnishing and installing equipment, etc. under this Lease shall be defined as "Tenant's Work." Tenant agrees to perform Tenant's Work, subject to the following terms and conditions, at Tenant's sole cost and expense:

    (i) All Tenant's Work shall comply with all applicable provisions of this Lease, including but not limited to Articles 3 and 6 and Rules and Regulations Regarding the Workers' Compensation Reform Act of 1996, and all applicable governmental and quasi-governmental rules and regulations and the rules and regulations of any Board of Fire Underwriters or similar agency having jurisdiction.

    (ii) Prior to performing Tenant's Work, tenant shall (a) submit to Landlord complete plans and specifications and a reasonable estimate of cost covering the subject Tenant's Work, all prepared by Tenant's registered architect, licensed professional engineer and/or licensed contractor, and (b) obtain Landlord's written consent to and approval of said complete plans and specifications and estimate of cost which consent and approval shall not be unreasonably withheld as to non-structural interior work which does not adversely affect the proper functioning of any Building system(s). Landlord shall have no responsibility for the correctness of Tenant's plans and specifications and estimate of cost for Tenant's Work, or for field conditions, other conditions not previously considered, erroneous assumptions or any other factors which may interfere with, obstruct or otherwise affect the performance and completion of Tenant's Work, in accordance with the plans and specifications and estimate of cost as consented to in writing by Landlord, and Tenant may not modify or deviate from said plans and specifications and estimate of cost as consented to in writing by Landlord in the performance of Tenant's Work for any reason whatsoever without first obtaining Landlord's prior written consent. Landlord's consent to Tenant's plans and specifications shall apply to concept only and shall not pertain to nor create any responsibility on the part of Landlord regarding compliance with laws, performance, design and/or proper functioning of Tenant's Work. Tenant shall be solely responsible for the proper functioning of Tenant's Work including but not limited to its effect upon the Building and Building systems. Landlord's consent to Tenant's plans and specifications explicitly excludes any work beyond Building lines except for sidewalk work specifically shown on said plans and specifications which sidewalk work must match the existing sidewalk with full flag replacement. If Landlord obtains outside opinion(s) from an architect, engineer and/or other professional service in determining whether to grant or withhold consent to Tenant's plans and specifications, Tenant agrees to pay the costs Landlord so incurs.

    (iii) Tenant and Tenant's contractors shall employ only labor in the performance of Tenant's Work which at the time of such performance shall be compatible with all other labor in the Building; Tenant agrees to employ only first class workmanlike contractors and labor which are first approved in writing by Landlord.

    (iv) Tenant shall be responsible for Tenant, any contractors employed by Tenant, any subcontractors employed by Tenant's contractors, and any labor employed to render services and furnish labor at the demised premises being covered by worker's compensation insurance and Tenant shall furnish Landlord with each subject certificate before commencement of any Tenant's Work.

    (v) Tenant shall procure each and every permit, license, franchise, or other authorization required for the performance of Tenant's Work and Tenant shall furnish Landlord with each such item before commencement of any Tenant's Work.

    (vi) Promptly following the completion of Tenant's Work, Tenant shall obtain and furnish to Landlord all appropriate certifications from all authorities having jurisdiction to the effect that Tenant's Work has been performed and completed in accordance with the filed plans, if any, and with all laws, rules, regulations and orders of said authorities having jurisdiction.

    (vii) Tenant shall furnish Landlord with a list of all Tenant's contractors, subcontractors, material suppliers and laborers (collectively defined as "Tenant's Personnel"). Tenant shall be responsible for Tenant's Personnel furnishing to Landlord (a) a partial release of lien simultaneously with each payment by Tenant to Tenant's Personnel for any labor performed or materials furnished and (b) a final release of lien immediately upon a final payment by Tenant to any of Tenant's Personnel for any labor performed or materials furnished.

    (viii) In the event any Tenant's Work is cumulatively estimated by Landlord to cost in excess of twenty-five thousand dollars ($25,000.00), Tenant agrees to provide Landlord prior to the commencement of such Tenant's Work with a completion and/or surety bond covering such Tenant's Work which runs in favor of Landlord.

    (ix) Tenant agrees to guaranty payment for Tenant's Work and hold harmless and indemnify Landlord relative to Tenant's Work and any and all claims arising out of Tenant's Work.

    (x) Anything to the contrary contained in this Lease notwithstanding, for any period during which Tenant's Work is being performed, Landlord shall not be required to provide cleaning services provided for under the terms of this Lease, if any, and Tenant shall be responsible for the removal of refuse and rubbish from the demised premises and the Building on a daily basis in conformity with Building requirements.

    (xi) Tenant shall submit to Landlord evidence satisfactory to Landlord confirming the expenditure and amount of all costs incurred by any party in the performance of Tenant's Work.

    (xii) In the event Tenant's Work requires the shut down of any of the Building's facilities or systems (including but not limited to sprinkler lines, steam lines, gas lines and plumbing lines), such shut down shall be permitted only in the event and at such times that the shut down does not, in Landlord's sole judgment, adversely affect the Building's facilities or systems or interfere with Landlord or other tenants of the Building and Tenant shall pay Landlord upon demand the Building standard rate charges, including overtime costs and charges if applicable, for each such shut down of the Building's facilities or systems.

    (xiii) All Tenant's Work piping, conduit and cabling shall be clearly and specifically labeled for identification purposes in a manner and with materials satisfactory to and first reasonably approved by Landlord.

    (xiv) All Tenant's Work shall be performed at times other than from 8:00 a.m. to 6:00 p.m. on business days and in such manner as Landlord may reasonably designate.




                                                     Please Initial

                                                     [ ]        [x]
                                                     LANDLORD   TENANT

51. ESTOPPEL CERTIFICATE

        Tenant agrees, at any time, and from time to time, upon not less than seven (7) days prior written notice from Landlord, to execute, acknowledge, and deliver to Landlord, a notarized statement in writing addressed to Landlord and/or any other party designated by Landlord certifying (a) that this Lease is unmodified (or if this Lease has been modified specifying any such modification) and in full force and effect, (b) the dates to which rent, additional rent, and other charges have been paid, (c) whether or not there exists any default by Landlord or Tenant in the performance of any term or condition of this Lease and if so specifying the nature of each such default, and (d) such other information as Landlord may require; it being intended that any such statement delivered pursuant to this Article may be relied upon by Landlord, and by any mortgagee or prospective mortgagee under any mortgage affecting the Building and/or the land on which the Building is located, and by any purchaser, prospective purchaser, net lessee or prospective net lessee of the Building and/or the land on which the Building is located. Time shall be deemed of the essence with regard to Tenant's material obligations set forth in this Article and Tenant's failure to timely fulfill the requirements contained in this Article shall be deemed a material default under the terms of this Lease giving rise to all of Landlord's rights, including but not limited to Landlord's right to terminate this Lease, and in addition Tenant shall be liable for all damages, including but not limited to consequential damages which may be substantial, sustained by Landlord due, in whole or in part, to Tenant's failure to timely provide Landlord with the Tenant's statement described in this Article. Tenant agrees, at any time, upon demand of Landlord, to immediately deliver to Landlord an original execution counterpart of this Lease (including all modifications and relevant correspondence) or an exact copy of this Lease (including all modifications and relevant correspondence) certified by Tenant to be a true and complete copy of this Lease.

52. HOLDOVER

        If Tenant shall hold possession of the demised premises after the expiration of the term of this Lease or the prior termination of this Lease, and the Lease is not renewed or a new lease is not entered into between the parties, the parties hereby agree that Tenant's occupancy of the demised premises after the expiration of the term or prior termination of this Lease shall be deemed that of a trespasser commencing on the first day after the expiration of the term or prior termination of this Lease. Notwithstanding the fact that Tenant shall be deemed to be a trespasser, after the expiration of the term or prior termination of this Lease, Tenant shall continue to be fully responsible for the faithful performance by Tenant of all of the terms set forth in this Lease, except Tenant shall pay on the first day of each month after the expiration or sooner termination of this Lease for use and occupancy of the demised premises an amount equal to the higher of (i) an amount equal to three times the sum of
(a) the monthly installment of basic annual rent payable by Tenant during the last year of the original term of this Lease (i.e., the year immediately prior to the holdover period) plus (b) all monthly installments of additional rent payable by Tenant pursuant to the terms of this Lease that would have been billable monthly by Landlord had the term of the Lease not expired; or (ii) an amount equal to the then market rental value of the demised premises as shall be established by Landlord giving notice to Tenant of Landlord's good faith estimate of such market rental value.

        Tenant shall occupy the demised premises during the holdover period in its "as is" condition as of the expiration of the term or prior termination of this Lease and Landlord shall not be required to perform any work, furnish any materials or make any repairs within the demised premises during the holdover period. Nothing contained in this Lease shall be construed as a consent by Landlord to the possession by Tenant of the demised premises beyond the expiration of the term or prior termination of this Lease, and Landlord, upon said expiration of the term or prior termination of this Lease shall be entitled to the benefits of all legal remedies that may now be in force or may hereafter be enacted relating to immediate repossession of the demised premises by Landlord and in addition Landlord shall be entitled to recover any and all damages, direct and/or consequential, sustained by Landlord (including but not limited to special damages) as a result of Tenant's holdover, which recovery of damages shall be distinguished from and not be offset by any payment made by Tenant for the use and occupancy of the demised premises.

53. NO EMPLOYMENT AGENCY, MESSENGER SERVICE, RETAIL OR RESIDENTIAL USE OF DEMISED PREMISES

        It is an express condition of this Lease that the demised premises be used for commercial purposes only in accordance with the provisions herein contained. In no event may the demised premises be used for Employment Agency, Messenger Service, Retail or Residential purposes and Tenant covenants and agrees to use the demised premises only for the commercial purposes specified in
Article 2 of this Lease. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this Article shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease, including without limitation, the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.

54. WAIVER OF COUNTERCLAIM

        Tenant waives its right and agrees not to interpose any counterclaim or offset of whatever nature or description in any proceeding or action which may be instituted by Landlord against Tenant to recover possession of the demised premises, for the collection of rent, additional rent, other charges, or for damages, or in connection with any matters or claims arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the demised premises. This clause, as well as the "waiver of jury trial" provision of this Lease, shall survive the termination or any cancellation of this Lease. Nothing, however, contained in this Article shall preclude Tenant from instituting a separate action against Landlord with respect to any claim that Tenant may have against Landlord or from moving to consolidate such action with any action or proceeding which may have been instituted by Landlord; it being understood, however, that Landlord may oppose any motion of consolidation.

55. ATTORNEY'S FEES

        In case it shall be necessary for Landlord to institute any action or proceeding against Tenant for the non-payment of rent or any other charges or for the violation of any of the covenants or provisions of this Lease or for the recovery of possessions of the demised premises or should Landlord be compelled to intervene in any action or proceeding wherein Tenant is a party in order to enforce or protect Landlord's interest or rights hereunder, then and in any of such events, if Landlord shall be successful in such action or proceeding, Tenant shall be obligated to pay to Landlord reasonable attorney's fees, costs and disbursements incurred by Landlord for the institution and prosecution of any such action, proceeding or intervention.

                                 PLEASE INITIAL                             9/96

                                 [ ]        [x]
                                 LANDLORD   TENANT

56. TENANT'S FAILURE TO TIMELY PAY RENT AND ADDITIONAL RENT CONSTITUTES MATERIAL AND SUBSTANTIAL BREACH OF LEASE OBLIGATIONS

     Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges and agrees that Tenant has agreed to pay for the entire stated term of the Lease an aggregate amount equal to the sum of (i) the annual rent rate herein elsewhere agreed to be paid by Tenant for each year of the term of the Lease (plus a prorated amount for any period of less than a full year) - (the "total aggregate basic rent") plus (ii) all additional rent provided to be paid by Tenant hereunder for the full term of the Lease.

     Tenant further acknowledges and agrees that Tenant's obligations to pay rent and additional rent under this Lease as and when provided to by paid hereunder and before the expiration of any applicable grace period provided with respect thereto is a material and substantial obligation of Tenant under this Lease, it being the intention of the parties hereto to create hereby a conditional limitation with respect to Tenant's obligations under the Lease to timely make payment of all basic annual rent and additional rent on its due date. Tenant further acknowledges and agrees that if Tenant shall fail to pay rent or additional rent as and when due hereunder and before the expiration of any applicable grace period with respect thereto so that Landlord shall have instituted non-payment dispossess proceedings against Tenant on account thereof twice at any time during the term of this Lease but a warrant of eviction was not issued in said proceeding by reason of the payment by Tenant or past due rent or additional rent subsequent to the institution of such proceedings and prior to the issuance of the warrant of eviction therein that on any subsequent default by Tenant in the payment of rent and/or additional rent when provided to be paid hereunder and before the expiration of any applicable grace period with respect thereto, the total aggregate basic rent (less any payments on account thereof made by Tenant prior to such default continuing uncured beyond the expiration of any applicable grace period) shall immediately become due and payable. Upon any such default continuing uncured beyond the expiration of any applicable grace period occurring subsequent to the institution by Landlord or summary proceedings, Landlord may render to Tenant a statement of the balance of the total aggregate basic rent due and owing as well as any additional rent due and owing to the date of such statement and if same shall not be paid promptly by Tenant, i.e., within two (2) days after the rendering of such statement, Landlord in addition to all other rights granted to Landlord hereunder and without limitation may institute a dispossess summary proceeding based upon such nonpayment by Tenant.

57.  SUPERVISION OF TENANT'S INVITEES, EMPLOYEES, ETC.

     Tenant acknowledges and agrees that the Building of which the demised premises forms a part is a first-class office building. Tenant further acknowledges that as an inducement to Landlord to enter into this Lease with Tenant, Tenant has and does represent, covenant and agree that Tenant will take all necessary measures and institute all procedures as may be found necessary to insure that Tenant's clients, invitees, and personnel do not loiter or congregate in the public area of the Building (including but not limited to the corridors, elevators, lobbies, lavatories, etc.) and that such clients, invitees and personnel will at all times conduct themselves in a proper business-like manner when passing through such public areas of the Building for purposes of access and egress to and from the demised premises. Tenant further acknowledges and agrees that the use of the demised premises by Tenant shall be limited to business days only (i.e., Mondays through Fridays, Federal, State, City and Building union holidays excepted) from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and that Landlord, in Landlord's sole discretion, may grant Tenant, upon not less than three (3) business days prior written request by Tenant, a license to use the demised premises on such days and hours other than as provided for above, provided, however, Landlord reserves the absolute right to revoke such license at any time with or without prior notice. Tenant further acknowledges and agrees that any breach by Tenant of its foregoing agreements and representations will materially injure Landlord who has intentions to rent space in the Building to major tenants and who does not wish to have other present tenants of the Building disturbed, annoyed or inconvenienced. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this article shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease including without limitation the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.


                                                          PLEASE INITIAL

                                                          [ ]          [x]
                                                        LANDLORD     TENANT

58.  DEMISED PREMISES - "AS-IS"

     The demised premises have been leased to Tenant and Tenant accepts the demised premises in their "As-Is" condition in all respects as of the date Landlord delivers possession of the demised premises to Tenant.

59.  COMPLIANCE WITH LAWS

     Anything to the contrary contained in this Lease notwithstanding, Tenant shall be responsible for compliance with all now and hereafter existing laws, rules, regulations, requirements, etc. (collectively the "Laws"), and any and all modifications and amendments thereto, including but not limited to New York City Local Laws 5/73, 10/80, 10/81, 16/84, 76/85 and 58/87 and the Americans
with Disabilities Act, of any governmental or quasi-governmental entity having jurisdiction over the Building of which the demised premises forms a part, including without limitation the United States, the State and City of New York, and all departments and divisions thereof, relating to the demised premises and/or the Building of which the demised premises forms a part, including but not limited to all systems, sub-systems, assemblies, components, exterior, public areas, toilets, elevators, partitioning, layout, wiring, conduits, lighting, exit signs, sprinklers, communications, pressurization, and installations in, to and of the demised premises and/or the Building of which the demised premises forms a part, as more particularly set forth below in this Article. Work required under this Article and related maintenance (collectively, the "Compliance Work") performed by Tenant shall be performed in accordance with and subject to all applicable provisions of this Lease and the Laws. Tenant shall be responsible to perform at Tenant's sole cost and expense all Compliance Work wholly within the demised premises. Prior to performing any Compliance Work, Tenant shall give Landlord twenty (20) business days prior written notice. Landlord shall have the option (the "Landlord's Compliance Work Option") to perform Compliance Work on Tenant's behalf at Tenant's sole cost and expense subject to Article 61 of this Lease. If Landlord fails to exercise Landlord's Compliance Work Option, Tenant shall timely perform the subject Compliance Work in accordance with this Article. Landlord shall perform at Tenant's sole cost and expense subject to Article 61 of this Lease all Compliance Work wholly or partially outside the demised premises which relates solely to the demised premises. Landlord shall performance all Compliance Work to any portion of the Building outside the demised premises relating to the Building and not specifically to the demised premises, and the portion of the subject expenditure for which Tenant shall be responsible shall be the product of the total cost expended to complete the subject Compliance Work subject to Article 61 of this Lease multiplied by Tenant's Proportionate Share defined in the Real Estate Tax Escalation Article of this Lease (or, if this Lease does not contain a Real Estate Tax Escalation Article, the multiplier shall be the percentage of the Building's rentable square footage allocated to the demised premises). Landlord's sole responsibility with respect to any work Landlord performs on Tenant's behalf, under this Article or otherwise, shall be limited to the workmanlike manner of said work and Tenant shall be responsible for the legality of said work including but not limited to the drawing of plans in compliance with Laws and the obtaining of all certifications, permits, approvals, job sign-offs and violation sign-offs relating to said work.

60.  CESSATION OF SERVICES AFTER TERMINATION OF LEASE

     If Tenant shall be in default in the payment of rent or additional rent under this Lease or otherwise shall be in default under this Lease and Landlord shall in accordance with the applicable provisions of this Lease elect to terminate this Lease on account of any such default, whether such termination be effected by notice given to Tenant pursuant to Article 17 of this Lease or by Landlord's instituting appropriate legal action against Tenant, or if Tenant shall vacate the demised premises, Landlord shall have the right, from and after the date of termination of this Lease or the date of Tenant's vacating the demised premises, to cease furnishing any services to the demised premises, including but not limited to cessation of the furnishing of electric current to the demised premises of Landlord so furnishes electricity pursuant to this Lease, and the cessation of furnishing any such services shall not constitute an actual, constructive, partial or total eviction; and notwithstanding the fact that Landlord may have ceased furnishing any services to the demised premises, Tenant expressly covenants and agrees that Landlord shall be entitled to recover liquidated damages from Tenant under the holdover provisions of this Lease for any period that Tenant holds over in the demised premises subsequent to any above-described termination of this Lease, or in the case of Tenant's having vacated the demised premises, Tenant shall be required to pay full rent and additional rent under this Lease.

61.  LANDLORD'S OVERHEAD, SUPERVISION AND APPROVAL CHARGES

     Whenever Landlord or its agent (collectively, the "Landlord") installs a water meter or provides metered water pursuant to Article 28 of this Lease, or performs work or furnishes services for Tenant at separate charge, or on Tenant's behalf performs work which Tenant should have performed but failed to perform prior to the expiration of the time period applicable thereto, or on Tenant's behalf any contractor or vendor performs constructions, alteration or repair work including but not limited to furnishing labor, material or services in connection therewith, in addition to all other charges that Tenant may be required to pay under this Lease, Tenant shall pay Landlord (or Landlord's agent if so directed by Landlord), within ten (10) days of Landlord's submission of the bill therefor, an amount equal to 21% of the total amount expended by or on behalf of Landlord and/or Tenant in connection with the same (representing a charge of 10% of said total amount for overhead and thereafter 10% of said total amount plus the overhead charge for supervision).

     If Tenant submits any plan or specification to Landlord for approval, Tenant shall pay Landlord (or Landlord's agent if so directed by Landlord) the sum of $500 simultaneously with said submission of the subject plan or specification. Said sum shall be payable irrespective of whether or not approval of such plan or specification is granted or such plan or specification is returned to Tenant with objections thereto.

     If any plan or specification submitted to Landlord shall require, in Landlord's sole opinion, the expert opinion of an architect, engineer or other professional service in order for Landlord to determine whether or not to approve or withhold approval thereto, Landlord may retain an architect, engineer or other professional service for such purpose and Tenant agrees to pay Landlord (or Landlord's agent if so directed by Landlord) an amount equal to the fee of such architect, engineer or other professional service actually paid by Landlord for reviewing such plan or specification.


                                                                            7/96

                                                          PLEASE INITIAL

                                                          [ ]          [x]
                                                          LANDLORD     TENANT

62. APPLICATION OF SECURITY

        If Landlord shall apply all or a portion of the Tenant's security deposit under this Lease towards the curing of a default by Tenant, Tenant shall, within ten (10) days of Landlord's giving Tenant written notice of such application of Tenant's security deposit, deposit with Landlord an amount equal to the sum so applied by Landlord so as to restore the security deposit to the amount held by Landlord prior to such application; Tenant's failure to timely deposit such amount with Landlord in full shall constitute a material default on the part of Tenant under this Lease.

63. BROKER

        Tenant covenants and represents that Tenant has dealt with no broker in connection with this Lease or the demised premises other than The Lawrence Group LLC and William B. May Co. Tenant agrees to indemnify and hold harmless Landlord and Landlord's agent, The Lawrence Group LLC, from responsibility, loss, costs and damages in connection with any claim for commission or other fees made by any broker, other than the broker(s) named in the immediately preceding sentence, claiming to have dealt with Tenant in connection with this Lease or the demised premises. Tenant shall have no obligation to pay a commission or other fee regarding this Lease to the broker(s) named in the first sentence of this Article unless Tenant has undertaken to do so by separate agreement.

64. RIDER PORTIONS PREVAIL

        The rider portions of this Lease shall be read in conjunction with the printed standard form of lease to which the rider portions are annexed. If there is any inconsistency or ambiguity between the terms of the rider portions of this Lease and the standard form of lease, the rider portions of this Lease shall prevail.

65. NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW

        Tenant expressly acknowledges and agrees that Landlord and Landlord's agents have not made and are not making, and Tenant is not relying upon, any warranty, representation, promise or statement, except to the extent the same are expressly set forth in this lease or in a written agreement between Landlord and Tenant entered into simultaneously with the execution and delivery of this Lease and which expressly refers to this Lease. This Lease shall be governed in all respects by the laws of the State of New York.

66. ELEVATOR AND BUILDING SYSTEM INSTALLATIONS

        Throughout the term of this Lease, including renewals and extensions, Tenant agrees that Landlord shall have the right, upon Landlord's giving Tenant not less than thirty (30) days prior written notice, to reclaim a portion or portions of the demised premises solely for the purpose of (i) installing additional elevator(s) in the building and/or (ii) improving Building system(s), provided the amount of such reclaimed space shall be limited to such space as is required for the proper installation, access and operation of (i) said elevator(s) and space which is required for public purposes relating to said elevator(s) and/or (ii) the subject improvement(s) to Building system(s). Landlord shall be permitted access to the demised premises to perform the work to install and maintain said elevator(s) and/or improvement(s) to Building system(s), including the right to take all necessary materials and equipment into the demised premises without the same constituting an eviction, and Tenant shall not be entitled to any abatement of rent while such work is in progress or any damages by reason of loss or interruption of business or otherwise. Landlord agrees to use Landlord's reasonable efforts to perform such installation in a manner which minimizes interference with Tenant's use of the demised premises and Landlord shall be responsible to make repairs and restoration reasonably required as a direct result of such installation. Except as otherwise specifically set forth in this Article, the terms and conditions of this Lease shall not be modified by reason of the installation(s) and maintenance thereto.

67. PROVISIONS SEVERABLE

        If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

68. EXECUTION AND DELIVERY OF LEASE

        Landlord's submission of this Lease to Tenant for review and execution shall confer no rights nor impose any obligations on either Landlord or Tenant unless and until both Landlord and Tenant shall have executed this Lease and fully executed duplicate originals of this Lease shall have been delivered to each of Landlord and Tenant.

69. UNCOLLECTABLE CHECKS

        If Landlord receives a check from Tenant for the payment of basic annual rent, additional rent and/or any other charges due under this Lease which is uncollectable by Landlord due to insufficient funds in Tenant's account or for any other reason, Tenant shall pay Landlord, or at Landlord's option Tenant shall pay Landlord's agent, a service charge in the sum of one hundred dollars ($100) as additional rent representing Landlord's time and expense in processing such uncollectable check. Landlord shall have the right at any time and from time to time during the term of this Lease to require that Tenant's checks in payment of basic annual rent, additional rent and/or any other charges due under this Lease be drawn on a member bank of the New York Clearing House Association. The provisions of this Article shall not limit Landlord from enforcing any other rights Landlord may have under this Lease in the event of Landlord's receipt of any uncollectable check, and Landlord's right to collect a service charge provided for above shall be in addition to all other rights of Landlord contained in this Lease.


                                 PLEASE INITIAL

                                 [ ]       [x]
                                 LANDLORD  TENANT                           5/94

70. EFFECT OF GOVERNMENTAL LIMITATION ON RENTS AND OTHER CHARGES

     If any law, decision, order, rule or regulation (collectively, the "Limiting Law") of any governmental authority shall have the effect of limiting for any period of time (the "Period of Limitation") the amount of basic annual rent and/or additional rent or other amounts payable by Tenant under this Lease to an amount less than the amount provided for under the terms of this Lease, then, the following provisions shall apply:

         (a) Throughout the Period of Limitation, Tenant shall remain liable for the maximum amount of basic annual rent and/or additional rent and other amounts which are legally payable; and

         (b) When the Period of Limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay Landlord, on demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the Period of Limitation but which were not paid because of the Limiting Law; and thereafter, Tenant shall pay Landlord basic annual rent and/or additional rent and all other amounts due pursuant to this Lease calculated as if there had been no Period Of Limitation.

71. SECURITY

     The security deposited pursuant to Article 34 of the Lease shall be placed in an interest bearing account in a New York State banking institution having a New York City branch selected by Landlord, subject to Landlord's sole right to change the depository at any time to any banking organization having a place of business in the City of New York, interest earned to become additional security. It is also understood and agreed that interest at 1.0% per annum of the security funds shall be retained by Landlord as an administrative fee.

72. CONDOMINIUM CONVERSION

     (a) Tenant hereby acknowledges and agrees the Landlord shall have the right, at any time during the Term in its sole discretion, to convert (the "Condominium Conversion") the Building and the land underlying the Building (the "Land") to the condominium form of ownership, consisting of two (2) or more condominium units and their respective, undivided interests in the common elements of such condominium (the "Condominium Units") (as so converted, the Land and the Building are sometimes hereinafter referred to collectively as the "Condominium"). In the event that Landlord proceeds with the Condominium
Conversion:

          (i) Tenant shall promptly cooperate in all respects with Landlord's efforts to accomplish such Condominium Conversion, such cooperation to include, without limitation, the execution, to the extent deemed necessary by Landlord, of any documents reasonably necessary to the formation and/or conduct of the Condominium (the "Condominium Documents"). Tenant acknowledges that the Condominium Documents may include, without limitation, a Declaration of Condominium, Condominium By-Law and a subordination of this Lease to such Condominium Documents.

          (ii) The Condominium Unit of which the demised premises forms a part (the "Tenant Unit") may consist in whole or in part of the demised premises.


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


          (iii)The contents of the Condominium Documents shall be binding upon the Tenant Unit and Tenant.

          (iv) The Condominium Documents shall provide for the fair and equitable allocation of the expenses of the Condominium among the various Condominium Units.

     (b) In the event that the Land and Building are converted to condominium ownership, then notwithstanding anything to the contrary contained in Article 39 hereof, for purposes of calculating Tenant's Real Estate Tax Escalation with respect to the Tenant Unit, the following provisions shall apply:

          (i) The term "Land" and "Building", as they appear herein, shall be deemed to collectively refer to the Tenant Unit;

          (ii) Tenant's Proportionate Share shall be a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet contained in the demised premises and the denominator of which shall be the number of rentable square feet contained in the Tenant Unit; and

          (iii) The term Basic Tax as it appears in Article 39 hereof, shall be recalculated by multiplying the Basic Tax in effect prior to such recalculation, on a per rentable square foot basis, by the number of rentable square feet in the Tenant Unit.

          (iv) In the event of any such Condominium conversion, the provisions of this Article 72 are intended to ensure that the respective rights and obligations of Landlord and Tenant under Article 37 of this Lease shall be substantially unaffected.

     (c) In no event shall the conversion of the Land and Building to condominium form of ownership result in any increased expenses, whether taxes or otherwise, to Tenant, or reduce in any material manner any rights, title, interest or benefits afforded Tenant pursuant to this Lease and/or the size or utility of the demised premises or a termination of this Lease, which Lease shall continue to be in full force and effect after Such conversion and Tenant shall be entitled to continue to occupy the demised premises subject to the terms of this Lease.

73. LANDMARK DESIGNATION

     Tenant hereby acknowledges that the Building has been designated as a landmark by the Landmarks Preservation Commission (the "Commission") and Tenant is hereby notified that the demised premises are subject to the jurisdiction of the Commission. In accordance with sections 25-305, 25-306, 25-309 and 25-310 of the Administrative Code of the City of New York and the rules set forth in Title 63 of the Rules of the City of New York, any demolition, construction, reconstruction, alteration or minor work as described in such sections and such rules may not be commenced within or at the Building without the prior written approval of the Commission. Tenant is notified that such demolition, construction, reconstruction, alterations to minor includes, but is not limited to, interior work to the demised premises that (i) requires a permit from the Department of Buildings or (ii) changes, destroys or affects an interior architectural feature of an interior landmark.


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                                                     Landlord      Tenant  x
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


74th. NOTICES:

     Any notice required to be given by either party pursuant to this lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if sent by registered or certified mail or by Federal Express or other comparable commercial overnight delivery service, postage prepaid, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered; or in the case of failure to deliver by reason of changed address of which no notice was given, or refusal to accept delivery, as of the date of such failure as indicated on the return receipt or by notice of the postal department.

If to Landlord:     233 Broadway Owners, LLC
                    c/o Cammeby's Management Company LLC
                    45 Broadway, 25th Floor
                    New York, New York 10006


If to Tenant:   At the demised premises or as set forth below.

75th. DEMOLITION/RENOVATION:

     If Landlord shall at any time during the term of this Lease decide to demolish or substantially renovate the Building, including but not limited to a change, of use of the Building and/or that portion of the Building in which the demised premises are a part, then Landlord shall have the right to terminate this Lease as of the last day of any month thereafter upon not less than six
(6) months prior written notice by Landlord to Tenant. In the event that Landlord shall give such notice, then upon the date specified in such notice for the termination of this Lease, this Lease and the term and estate hereby granted shall terminate as though such date were the date originally set forth in this Lease for the expiration of the term hereof, and Tenant shall, on or before such date, vacate and remove from the demised premises in accordance with the provisions of this Lease.


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
76. RELOCATION

        (a) Anything to the contrary contained in this Lease notwithstanding, Landlord, upon not less than thirty (30) days prior written notice to Tenant, shall have the right and shall use all reasonable efforts to substitute, as of a date specified in said notice (the "Effective Date"), other space (the "Substitute Space") in the Building of which the demised premises forms a part as the demised premises hereunder in lieu of the space (the "Prior Space") then constituting the demised premises hereunder immediately prior to the giving of such notice. If Landlord is unable to procure Substitute Space for Tenant pursuant to the provisions contained herein as of the Effective Date, Landlord may elect to terminate this Lease on a date (the "Termination Date") by giving Tenant ten (10) days prior written notice of Landlord's election to have the term of this Lease so cease and expire. Upon the giving of such notice by Landlord, the term of this Lease shall cease and expire on the Termination Date as if that date were the date originally provided in this Lease as the expiration date of the term hereof, and Tenant shall remain liable for any obligations of Tenant having accrued prior to the Termination Date.

        (b) Prior to the Effective date, Landlord, at Landlord's expense and with Tenant's reasonable cooperation (but at no cost to Tenant), shall furnish necessary moving labor to move Tenant and Tenant's equipment and personal property to the Substitute Space, which Substitute Space shall be substantially equivalent in area to the Prior Space and, further, Landlord shall reimburse Tenant for the cost of transferring its telephone service to the Substitute Space.

        (c) Automatically on the Effective Date, the Substitute Space shall constitute the demised premises hereunder and all of the terms of this Lease shall apply thereto (except that Landlord shall not be required to perform any work or furnish any materials with respect to Tenant's installation in the Substitute Space, other than as hereinabove specifically provided), and the Prior space shall automatically be deleted from the coverage of this Lease and the term of this Lease insofar as the Prior Space only is concerned shall be deemed to have ceased and expired with the same force and effect as if the Effective Date were originally provided in this Lease as the expiration date hereof but this Lease shall continue in full force and effect for the full term hereof with respect to the Substitute Space).

        (d) Tenant covenants and agrees to quit and surrender vacant full possession of the Prior Space to Landlord on the Effective Date free and clear of any leases, tenancies and rights of occupancy of anyone claiming by or through Tenant. If Tenant shall fail or refuse to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date (for any reason other than Landlord's failure to furnish moving labor to Tenant), then and in such event Tenant shall pay to Landlord for each day or fraction thereof that Tenant shall fail to surrender such vacant full possession of the Prior Space to Landlord (in addition to all rent and additional rent provided to be paid under this Lease which is applicable from and after the Effective Date to the Substitute Space) an agreed-upon sum equal to three times the quotient obtained by dividing (i) the sum of the monthly installment of basic annual rent then payable under this Lease plus one-twelfth (1/12) of all additional rent then payable under this Lease by (ii) thirty (30) (the "Daily Rate for the Prior Space"). Such Daily Rate for the Prior Space is in the nature of liquidated damages to Landlord for Tenant's failure to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date. The foregoing provision for payment by Tenant of the Daily Rate for the Prior Space shall be without prejudice to Landlord's instituting summary or such other proceedings as Landlord may desire in order to obtain as promptly as possible vacant full possession of the Prior Space. The foregoing provision for payment by Tenant of the Daily Rate for the Prior Space relates solely and directly to Landlord and Tenant's mutual agreement to the daily value of the Prior Space to each of Landlord and Tenant taking into consideration Tenant's agreement to comply with the terms of this Article and to surrender vacant full possession of the Prior Space to Landlord on or before the Effective Date, time being deemed of the essence; therefore, in addition to Tenant's agreement to make payment of the Daily Rate for the Prior Space for each subject day, Tenant agrees to pay Landlord the total amount of any loss, damage, cost or injury (including attorneys' fees and disbursements) suffered by Landlord with regard to any existing or potential transaction which is adversely affected by Tenant's failure or refusal to timely surrender the Prior Space.


                                 PLEASE INITIAL

                                 [ ]       [x]
                                 LANDLORD  TENANT                           2/97

                                    [DIAGRAM]

                                  SCHEDULE "A"
                                 RENTAL SCHEDULE


COMMENCEMENT DATE: The day after substantial completion of Landlord's Work set forth on Schedule "B" in accordance with Article 40 of this Lease.

EXPIRATION DATE: The last day of the Fifth Lease Year.

LEASE YEAR: The term "Lease Year" shall mean a period of time conforming to the following: The first "Lease Year" of the term of this lease shall mean the period beginning on the Commencement Date and ending on the date twelve (12) months after the first day of the first month following the Commencement Date, unless the Commencement Date is the first day of a month, in which case the first Lease Year shall terminate on the date twelve (12) months after the Commencement Date; the second Lease Year of the term of this lease shall commence on the day following the last day of the first Lease Year and end twelve (12) months thereafter; and succeeding Lease Years during the term of this lease shall commence and end on dates corresponding to those on which the second Lease Year begins and ends.


                                BASIC ANNUAL RENT

        TERM                                    ANNUALLY
        ----                                    --------

THE FIRST LEASE YEAR                            $ 39,150.00

SECOND LEASE YEAR                               $ 40,324.50

FIRST SIX MONTHS
OF THIRD LEASE YEAR                             $ 41,534.24

LAST SIX MONTHS
OF THIRD LEASE YEAR                             $ 44,234.24

FOURTH LEASE YEAR                               $ 45,561.26

FIFTH LEASE YEAR                                $ 46,928.10


Anything to the contrary contained in this lease notwithstanding, in addition to the basic annual rent provided above, Tenant shall pay to Landlord as additional rent hereunder, the sum of $33,000.00 ("Tenant's Contribution") simultaneously upon the execution hereof by Tenant, as Tenant's contribution for the cost of Landlord's Work. In return, Landlord shall allow Tenant a one-time only credit in the amount of $11,000.00 (the "Credit"), which Credit shall be applied against the basic annual rent first due under this lease until such credit is exhausted.


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                                                     Landlord      Tenant  x
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


                                  SCHEDULE "B"
                           233 BROADWAY, NEW YORK, NY
                     HANOVER CAPITAL MORTGAGE HOLDINGS INC.,
                                  7 - 10 - 2002

Tenant acknowledges and agrees to accept the demised premises in its "as is" condition in all respects as of the date hereof, except for "Landlord's Work". Landlords Work shall mean and be strictly limited to the construction as indicated on the plans attached to this lease, (if applicable) and made part thereof and as described below. In the event of a discrepancy between the plan and this work letter, the work letter shall take precedence. Landlord, at Landlord's expense, shall initially [one time only] perform Landlord's Work within the demised premises in a Building standard manner using Building standard materials (or equivalent) and labor selected by Landlord:



1. paint the demised premises in a Building standard manner (one coat, one color throughout). Tenant to choose color from Building standard colors;

2. provide and install new Building standard carpeting in the demised premises (one selection throughout). Color to be selected by Tenant from the Building standard samples of available Building standard carpet; and

3. perform the work substantially as shown on Schedule "B-1" annexed hereto and made a part hereof.


Landlord shall diligently perform and complete all such portions of Landlord's Work as soon as reasonably practicable.

Landlord's Work shall be deemed substantially completed notwithstanding the fact that (i) minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed or (ii) portions of Landlord's Work have not been completed because under good construction scheduling, such work should not be done until after still incomplete finishing or other work to be done by Tenant is completed. If the substantial completion of Landlord's Work shall be delayed due to any act or omission of Tenant or its employees, agents or contractors (including, but not limited to any delays due to any additional work that Tenant authorizes the Landlord to perform) or the inclusion in Landlord's Work of any work that is long-lead in nature, then, the substantial completion of Landlord's Work shall be deemed to have occurred on the date when Landlord's Work would have been substantially completed but for said delay.

Any additional work that Tenant authorizes the Landlord to perform will be at the sole cost and expense of the Tenant and will include a fee of 21% of the actual cost to the Landlord for the Landlord's supervision and overhead. Tenant will execute a Work Authorization Form prepared by the Landlord and issue a check for the full amount of the cost of such work (including 21%) PRIOR to the Landlord performing any such work. Failing the execution of such Work Authorization Form and payment, Landlord shall perform only such work as is presently shown on this Schedule B. However, nothing contained herein shall obligate Landlord to perform any such additional work absent Landlord agreeing to do so.


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                                    [DIAGRAM]







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                                  SCHEDULE "C"
                             CLEANING SPECIFICATIONS


                    Cleaning Specifications for the Premises

All cleaning services will be performed in a manner and at all times which will minimize interference with Tenant's normal business operations and nightly cleaning services in the premises will be performed only between the hours of 5:00 p.m. and 1:00 am Monday through Friday except holidays. All work shall be performed according to the manufacturer's directions/warranties for certain products (i.e. carpets).

NIGHTLY

GENERAL OFFICES

1. Hand-dust and wipe clean all furniture, fixtures and window sills; dust files, picture frames, desk lamps, chair railings, moldings, and other horizontal surfaces within normal reach (without the use of stepping stools, ladders, etc.).

2.   Empty and clean all waste receptacles and remove waste paper.

3.   Wash clean all water fountains and coolers.

4. Remove all gum and foreign matter on sight. Spot clean hard flooring as required.

5.   Remove hand-marks on elevator doors.

LAVATORIES

1. Sweep and wash all floors using proper disinfectants. Rinse floors and do not leave standing water on floors. Clean all edges to prevent dirt build-up.

2.   Wash and polish all mirrors, shelves, brightwork and enameled surfaces.

3. Wash and disinfect all basins, bowls and urinals. Scour, wash and disinfect all fixtures.

4.   Wash and disinfect both sides of toilet seats.

5. Hand-dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

6.   Empty and clean waste receptacles.

7.   Empty and clean sanitary disposal receptacles.

8. Damp-wipe all partitions, outside of all dispensers and receptacles. Damp-wipe all lavatory tops and remove all water spots from wall finish materials next to dispensers and receptacles.

9.   Clean flushometers, piping, toilet seat hinges and other metal.

10.  Supply soap and sanitary products and fill dispensers.



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                                                     Landlord      Tenant  x
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


11.  Remove all readily removable graffiti on sight.

12.  Spot-clean walls as necessary.

                                     WEEKLY

GENERAL CLEANING

1. Vacuum carpeting and flooring in traffic areas (i.e. all corridors and reception areas) (instead of carpet sweeping) including private stairways and conference rooms.

2.   Vacuum-clean all carpeting and rugs including private offices.

3. Dust all door louvers and other ventilating louvers within a person's reach.

4.   Sweep all hardwood floors.

5. Remove finger marks from all surfaces near light switches, entrance doors, etc.

6.   Wipe telephone handsets with disinfectant.

7.   Wipe-clean all exposed glass furniture tops.

BI-MONTHLY

GENERAL OFFICES

High dust premises complete including the following:

1. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

LAVATORIES

1.   Wash all tile walls, partitions and enamel surfaces.

PERIODIC

1.   Wash exterior of all windows two times a year.

2.   Wash interior of all windows two times a year.

3.   Wash toilet lighting fixtures once per year.

4.   Machine-scrub lavatory floors as necessary.

5.   Wipe-clean all bright metal work.

6. Dust air conditioning louvers, ducts, high moldings and other high areas not reached in bi-monthly cleaning.


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                                                     Landlord      Tenant  x
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